TRIBUTARY FUNDS, INC.

Supplement dated November 25, 2013
to the Prospectus dated July 26, 2013

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION
BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE
READ IN CONJUNCTION WITH THE PROSPECTUS, AS SUPPLEMENTED.

The Board of Directors (the “Board”) of Tributary Funds, Inc. (the “Funds”) has approved a Plan of Liquidation (the “Plan”) for the liquidation of the Tributary Large Cap Growth Fund (the “Large Cap Growth Fund”) on or prior to January 29, 2014.

The liquidation may occur prior to January 29, 2014 (the “Liquidation Date”) if certain events occur such as significant reductions in the assets of the Large Cap Growth Fund. The liquidation will occur after the declaration and payment of any required dividends and recognition of all of the Large Cap Growth Fund’s net capital gains, if any, realized in the taxable years ending at or prior to the Liquidation Date. The Board has approved the Plan pursuant to the provisions of the Funds’ Amended and Restated Articles of Incorporation. You should check with your investment professional and tax professional regarding the potential impact of the liquidation of the Large Cap Growth Fund to your overall financial plan and tax situation, including planning to limit treatment of the proceeds as a distribution under an IRA.

Please retain this supplement for future reference.